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  TEMPORARY CERTIFICATE--EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN
                               READY FOR DELIVERY

VOTING COMMON STOCK                                          VOTING COMMON STOCK

       NUMBER                                                       SHARES
T

INCORPORATED UNDER THE LAWS                                   CUSIP 92924B 10 5
 OF THE STATE OF DELAWARE                                      SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                           WHG RESORTS & CASINOS INC.




THIS CERTIFIES  THAT







is the owner of

                             CERTIFICATE OF STOCK
  FULLY PAID AND NON-ASSESSABLE SHARES OF VOTING COMMON STOCK OF THE PAR VALUE
                              OF $.01 PER SHARE OF

                           WHG RESORTS & CASINOS INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate, properly endorsed.

   This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                           WHG RESORTS & CASINOS INC.
                                    CORPORATE
                                      SEAL
                                      1983
                                    DELAWARE


SECRETARY                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:

THE BANK OF NEW YORK

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE






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

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common              UNIF GIFT MIN ACT --                 Custodian
                                                                 ---------------           --------------
TEN ENT--as tenants by the entireties                                 (Cust)                   (Minor)

JT TEN --as joint tenants with right of                          under Uniform Gifts to Minors
         survivorship and not as tenants                         Act
         in common                                                      --------------------------
                                                                                (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE




________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________  Attorney
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated ________________________________



                               _________________________________________________
                       NOTICE: THE SIGNATURE TO THIS  ASSIGNMENT MUST CORRESPOND
                               WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                               _________________________________________________
      SIGNATURE(S) GUARANTEED: THE  SIGNATURE(S)  SHOULD  BE  GUARANTEED  BY  AN
                               ELIGIBLE GUARANTOR INSTITUTION (BANKING, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.









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